UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2006

MANUGISTICS GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22154	52-1469385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9715 Key West Avenue
Rockville, Maryland		20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (301) 255-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Manugistics Group, Inc., a Delaware corporation (the “Company”), announced that the Company’s stockholders approved the acquisition of the Company by JDA Software Group, Inc. today at a Special Meeting of Stockholders. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit shall be deemed to be furnished and not filed:

99.1.        Press Release dated June 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANUGISTICS GROUP, INC.

Date: June 28, 2006	By:	/s/ Joseph L. Cowan
Joseph L. Cowan
Chief Executive Officer